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                                 EXHIBIT 99 (B)

          First National Bancorp, of Shelbyville Inc. and Subsidiaries
                    Unaudited Interim Consolidated Financial
                      Statements dated September 30, 1993

                     CONSOLIDATED BALANCE SHEET (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

                               September 30, 1993

================================================================================

ASSETS
- ------
  Cash and due from banks                        $  4,600,340

  Interest-bearing deposits with banks              1,279,483
  Federal funds sold                                2,450,000
  Securities                                       89,467,103
  Other investments                                   357,683

  Loans                                            67,089,102
    Less:  Allowance for loan losses               (2,888,971)
           Unearned income                            (53,436)
                                                 -------------
    Net loans                                      64,146,695

  Premises and equipment, net                       2,313,612

  Accrued interest receivable                       1,879,155
  Other real estate                                    66,852
  Deferred income taxes                             1,166,515
  Other assets                                      1,468,787






                                                 -------------
                                                 $169,196,225
                                                 =============





The accompanying notes are an integral part of these unaudited consolidated financial statements.





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================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
- ------------------------------------
DEPOSITS
- --------
  Non-interest bearing                           $ 15,128,405
  Certificates of deposit of $100,000 and
   over                                            17,412,727
  Other interest bearing                          121,379,612
                                                 -------------
                                                  153,920,744

Deferred compensation payable                         584,804
Accrued interest payable                              411,644
Provision for state and federal taxes                 230,960
Other liabilities                                     394,634


Commitments and Contingent Liabilities

STOCKHOLDERS' EQUITY
- --------------------
  Common Stock, par value $10 per share,
   700,000 shares authorized, 130,000
   shares issued and outstanding                    1,300,000
  Additional paid-in capital                        4,240,000
  Retained earnings                                 8,113,439






                                                 -------------
                                                 $169,196,225
                                                 =============





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     CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

                  For the nine months ended September 30, 1993

========================================================================
                                               Additional
                                     Common      Paid-in     Retained
                                      Stock      Capital     Earnings
                                   ----------- ----------- -----------
  Balance January 1, 1993          $1,300,000  $4,240,000  $5,748,356
  Net income for the period                 -           -   2,462,583
  Dividends, $.75 per share                 -           -     (97,500)
                                   ----------- ----------- -----------
  Balance September 30, 1993       $1,300,000  $4,240,000  $8,113,439
                                   =========== =========== ===========





The accompanying notes are an integral part of these unaudited consolidated financial statements.





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
                 CONSOLIDATED STATEMENTS OF INCOME (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

             For the nine months ended September 30, 1993 and 1992

========================================================================
                                                  1993          1992
                                                  ----          ----
Interest income:
  Interest and fees on loans                 $  4,746,838  $  5,915,362
  Interest and dividends on investment
   securities:
     Taxable                                    3,967,210     3,322,348
     Tax-exempt                                    28,744        35,815
  Federal funds sold                               90,955       317,773
  Interest-bearing deposits at
   financial institutions                          85,419       135,040
                                             ------------- -------------
                      TOTAL INTEREST INCOME     8,919,166     9,726,338

Interest expense:
  Deposits                                      3,996,280     4,971,181
                                             ------------- -------------
                        NET INTEREST INCOME     4,922,886     4,755,157
Provision for loan losses                          -0-          381,989
                                             ------------- -------------

                  NET INTEREST INCOME AFTER
                  PROVISION FOR LOAN LOSSES     4,922,886     4,373,168

Other income:
  Service charges on deposit accounts             478,406       552,321
  Securities gains                                256,328       374,161
  Trust Department fees                            27,774        46,132
  Insurance fees                                   28,139        41,008
  Other service charges, collection
   charges and fees                                 9,550         9,909
  Other operating income                           76,391       102,416
                                             ------------- -------------
                         TOTAL OTHER INCOME       876,588     1,125,947

Operating expenses:
  Salaries and other employee benefits          2,037,990     1,965,534
  Occupancy expense                               297,920       269,307
  Other real estate expense                        28,383        20,000
  Equipment expense                               171,218       170,502
  Data processing and computer service            223,094       232,774
  Legal and professional                          143,916       121,927
  FDIC - Comptroller Assessment                   325,316       288,642
  Other                                           680,669       547,621
                                             ------------- -------------
                   TOTAL OPERATING EXPENSES     3,908,506     3,616,307
                                             ------------- -------------
Earnings before income taxes                    1,890,968     1,882,808





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            CONSOLIDATED STATEMENTS OF INCOME (CONT'D) (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

             For the nine months ended September 30, 1993 and 1992

========================================================================

Federal and state income taxes                    710,149       525,615
                                             ------------- -------------
Earnings before extraordinary item and
  cumulative change in accounting principle     1,180,819     1,357,193
Extraordinary item:
  Tax benefit due to loss carryforward             -0-          525,000
Cumulative effect of change in accounting
  principle                                     1,281,764        -0-
                                             ------------- -------------
                                 NET INCOME  $  2,462,583     1,882,193
                                             ============= =============




The accompanying notes are an integral part of these unaudited consolidated financial statements.





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                 CONSOLIDATED STATEMENTS OF INCOME (unaudited)
          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

             For the three months ended September 30, 1993 and 1992

========================================================================
                                                   1993          1992
                                                   ----          ----
Interest income:
  Interest and fees on loans                 $  1,537,906  $  1,853,316
  Interest and dividends on investment
   securities:
     Taxable                                    1,314,233     1,163,937
     Tax-exempt                                     8,478        13,596
  Federal funds sold                               30,382        82,278
  Interest-bearing deposits at
    financial institutions                         25,891        39,454
                                             ------------- -------------
                      TOTAL INTEREST INCOME     2,916,890     3,152,581
Interest expense:
  Deposits                                      1,326,692     1,528,800
                                             ------------- -------------
                        NET INTEREST INCOME     1,590,198     1,623,781
Provision for loan losses                          -0-           90,000
                                             ------------- -------------
                  NET INTEREST INCOME AFTER
                  PROVISION FOR LOAN LOSSES     1,590,198     1,533,781
Other income:
  Service charges on deposit accounts             151,455       186,506
  Securities gains                                 90,407           808
  Trust Department fees                             7,101        18,132
  Insurance fees                                   (3,900)       12,768
  Other service charges, collection
   charges and fees                                 1,550         2,073
  Other operating income                           11,385        24,145
                                             ------------- -------------
                         TOTAL OTHER INCOME       257,998       244,432
Operating expenses:
  Salaries and other employee benefits            698,288       689,769
  Occupancy expense                                89,356        94,733
  Other real estate expense                         4,530         8,250
  Equipment expense                                60,845        60,329
  Data processing and computer service             74,584        76,171
  Legal and professional                           28,574        24,528
  FDIC - Comptroller Assessment                   108,708        97,158
  Other                                           241,372       210,758
                                             ------------- -------------
                   TOTAL OPERATING EXPENSES     1,306,257     1,261,696
                                             ------------- -------------
Earnings before income taxes                      541,939       516,517
Federal and state income taxes                    180,414       175,357
                                             ------------- -------------
Earnings before extraordinary item                361,525       341,160





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            CONSOLIDATED STATEMENTS OF INCOME (CONT'D) (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

             For the three months ended September 30, 1993 and 1992

========================================================================

Extraordinary item:
   Tax benefit due to loss carryforward           -0-           175,000
                                             ------------- -------------
                                 NET INCOME  $    361,525  $    516,160
                                             ============= =============





The accompanying notes are an integral part of these unaudited consolidated financial statements.





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                CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

             For the nine months ended September 30, 1993 and 1992

========================================================================
                                                         1993         1992
                                                         ----         ----
Cash flows from operating activities:
  Net income                                        $ 2,462,583  $ 1,882,193
  Adjustments to reconcile net income
      to net cash provided by
      operating activities:
    Provision for loan losses                            -0-         381,989
    Provision for depreciation and amortization         128,705      131,727
    Change in assets and liabilities:
      Decrease(Increase) in interest receivable        (398,384)      52,652
      Decrease(Increase) in other assets             (1,016,267)     367,322
      Increase(Decrease) in accrued interest payable     (8,334)    (209,057)
      Increase(Decrease) in other liabilities           359,444     (121,146)
                                                    ------------ ------------
                             TOTAL ADJUSTMENTS         (934,836)     603,487
                                                    ------------ ------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES         1,527,747    2,485,680

Cash flows from investing activities:
  Capital expenditures                                  (74,811)     (37,072)
  Purchases of investment securities, net           (10,959,217)  (7,154,399)
  Net decrease in loans                               2,901,896    5,949,427
                                                    ------------ ------------
                  NET CASH PROVIDED (USED) BY
                         INVESTING ACTIVITIES        (8,132,132)  (1,242,044)

Cash flows from financing activities:
  Proceeds from issuance of common stock                 -0-       2,040,000
  Increase(Decrease) in deposits                      3,715,121   (2,334,136)
  Increase in other loans payable                         3,307       (1,927)
                                                    ------------ ------------
        NET CASH USED BY FINANCING ACTIVITIES         3,718,428     (296,063)
                                                    ------------ ------------
              NET INCREASE (DECREASE) IN CASH
                         AND CASH EQUIVALENTS        (2,885,957)     947,573
                    CASH AND CASH EQUIVALENTS
                       AT BEGINNING OF PERIOD         9,936,297   10,488,105
                                                    ------------ ------------
   CASH AND CASH EQUIVALENTS AT END OF PERIOD       $ 7,050,340  $11,435,678
                                                    ============ ============

Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest                                        $ 4,004,614  $ 5,180,238




The accompanying notes are an integral part of these unaudited consolidated financial statements.







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             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

          FIRST NATIONAL BANCORP OF SHELBYVILLE, INC. AND SUBSIDIARIES

                               September 30, 1993

========================================================================

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The foregoing financial statements are unaudited; however, in the opinion of management, all adjustments, including normal recurring adjustments, necessary for a fair presentation of the consolidated financial statements have been included. The accounting policies followed by First National Bancorp of Shelbyville, Inc. and its subsidiaries for interim financial reporting are consistent with the accounting policies followed for annual financial reporting, except as noted below. The notes included herein should be read in conjunction with the notes to the consolidated financial statements for the year ended December 31, 1992.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted in accordance with the rules of the Securities and Exchange Commission.

Effective January 1, 1993, the Bancorp adopted Statement on Financial Accounting Standards Number 109, "Accounting for Income Taxes" (FASB 109) which superseded Accounting Principles Board Opinion No. 11, "Accounting for Income Taxes" (APB 11) which is currently used by the Bancorp. Adoption of FASB 109 resulted in the Bancorp recording previously unrecognized tax benefits totaling approximately $1,280,000 as of January 1, 1993. As of January 1, 1993, the gross deferred tax asset was $1,446,000 comprised primarily of the allowance for loan losses and the gross deferred tax liability was $155,000.

NOTE 2 - PROPOSED MERGER

The Bancorp executed a merger agreement in September 1993 with Union Planters Corporation. Consummation of the merger is dependent upon the approval of the shareholders and various regulatory agencies.





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